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                                                                  EXHIBIT 10.29





                                PLEDGE AGREEMENT

                           Dated as of June 14, 1996

                                       by

                                  LCC, L.L.C.

                          LCC DESIGN SERVICES, L.L.C.

                                      and

                        LCC DEVELOPMENT COMPANY, L.L.C.

                                  in favor of

                THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                            as Administrative Agent
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                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of June 14, 1996 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made by LCC, L.L.C., a limited liability company organized under the laws of Delaware (the "Borrower"), LCC DESIGN SERVICES, L.L.C., a limited liability company organized under the laws of Delaware, and LCC DEVELOPMENT COMPANY, L.L.C., a limited liability company organized under the laws of Delaware (each of the foregoing entities, together with each of the Subsidiaries of the Borrower which shall become a party hereto as a "Subsidiary Guarantor" from time to time in accordance with Section 7.09 of the Credit Agreement, is referred to herein collectively as the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"), in favor of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the benefit of each of the lenders (the "Lenders") a party to the Credit Agreement dated as of June 14, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders.

                             W I T N E S S E T H :

      WHEREAS, pursuant to the terms of the Credit Agreement and the other Facility Documents, the Lenders have agreed to extend credit to the Obligors upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower thereunder and the Letters of Credit issued thereunder and to be guarantied by the Subsidiary Guarantors thereunder and by Telcom Ventures, L.L.C., a limited liability company organized under the laws of Delaware (the "Parent"), under the Parent Guaranty; and

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Obligors under the Credit Agreement that the Obligors shall have executed and delivered this Agreement to the Administrative Agent to secure the obligations of the Obligors under the Notes, the Letters of Credit, the Credit Agreement and the other Facility Documents.

      NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and to purchase Participating Interests in Letters of Credit issued under the Credit Agreement, each of the Obligors hereby agrees with the Administrative Agent, as follows:
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            ARTICLE 1.  DEFINITIONS.

      Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; and the following terms have the following meanings:

      "Code" means the Uniform Commercial Code as in effect in the State of New York.

      "Collateral" means all of the right, title and interest of each Obligor in, to and under the Pledged Stock, the Pledged Membership Interests, the Pledged Partnership Interests and the Pledged Obligations, whether now owned or hereafter acquired, together with all the proceeds thereof and dividends thereon and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

      "Pledged Membership Interests" means all of each Obligor's right, title and interest, if any, in and to all of the issued and outstanding limited liability company interests, membership interests or other equivalent interests or participations (however designated) in all limited liability companies (except for the limited liability company or membership interests in Koll and Microcell if the pledge of such interests for collateral purposes would be prohibited or require consent (which consent had not been obtained) under the terms of the limited liability company agreement creating such interest), whether now existing or hereafter organized, together with its interest in the property of each such limited liability company, its interest in the capital of each such limited liability company, its right to receive distributions from each such limited liability company whether in cash or other property, and whether during the continuance of or on account of the liquidation of any such limited liability company, and all of its rights under each limited liability company or operating agreement of each such limited liability company.

      "Pledged Obligations" means all of each Obligor's right, title and interest, if any, in and to any and all obligations owed to such Obligor by any Person, whether now existing or hereafter incurred, and in and to all collateral granted to such Obligor or for the benefit of such Obligor as collateral security for such obligations.

      "Pledged Partnership Interests" means all of each Obligor's right, title and interest, if any, to and as a general or limited partner in all partnerships, whether general or limited, whether now existing or hereafter organized, together with its interest in the property of each such partnership, its interest in the capital of each such partnership, its right to receive distributions from each such partnership whether in cash or other property, and whether during the continuance of or on account of the





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liquidation of any such partnership, and all of its rights under each partnership agreement or limited partnership agreement of each such partnership.

      "Pledged Stock" means all of each Obligor's right, title and interest, if any, in and to (i) all of the issued and outstanding shares of capital stock of each Domestic Subsidiary which is a corporation, (ii) 65% of the outstanding shares of Voting Stock of each Foreign Subsidiary which is a corporation and
(iii) all of the issued and outstanding shares of capital stock and any other securities of each other corporation (except for the capital stock of NextWave), whether now existing or hereafter organized and all warrants, options or other rights to acquire any such capital stock, together with its rights to receive dividends and distributions by each such corporation whether in cash, stock, Securities or other property, and whether during the continuance of or on account of the liquidation of each such corporation, and all of its other rights as stockholder or holder of other Securities of each such corporation.

      "Secured Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Obligor to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Note, any Letter of Credit, any Interest Rate Protection Agreement, any Currency Protection Agreement, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

      "Security" has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

            ARTICLE 2.  COLLATERAL

      Section 2.01. Grant of Security Interest. As security for the payment by the Obligors of the Secured Obligations and the performance by each of the Obligors of its other obligations and undertakings under this Agreement and under the other Facility Documents, each of the Obligors does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Administrative Agent in and to all right, title and interest of such Obligor (but none of its obligations) in the Collateral.





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      Section 2.02.  Delivery of Certificates; Delivery of Financing
Statements. (a) Each Obligor hereby delivers to the Administrative Agent all of the certificates evidencing the Pledged Stock owned by such Obligor which is represented by certificates, endorsed in blank or accompanied with appropriate undated stock powers executed in blank. Each Obligor has caused the Lien of the Administrative Agent in and to the Pledged Stock to be registered upon the books of the issuers of the Pledged Stock. If at any time any Pledged Stock which is not represented by a certificate as of the date of this Agreement shall be represented by one or more certificates then each Obligor shall promptly deliver the same to the Administrative Agent accompanied by stock powers duly executed in blank, with signature properly guaranteed.
All other shares of Pledged Stock subsequently acquired by each Obligor shall be pledged to the Administrative Agent and if represented by a certificate, certificates representing the same shall be delivered to the Administrative Agent contemporaneously with the acquisition thereof, accompanied by stock powers duly executed in blank, with signature properly guaranteed.

            (b) Each Obligor has executed and delivered to the Administrative Agent such financing statements as the Administrative Agent has requested, with respect to that portion of the Collateral in which a Lien may be perfected by the filing of a financing statement against such Obligor. Each Obligor has caused the Lien of the Administrative Agent in and to the Pledged Membership Interests and the Pledged Partnership Interests to be registered upon the books of the issuers of such Pledged Membership Interests and Pledged Partnership Interests. None of the Pledged Membership Interests or Pledged Partnership Interests are represented by a certificate. If at any time any Pledged Membership Interests or Pledged Partnership Interests shall be represented by one or more certificates or by any documents that are instruments (as defined in the Code), then the appropriate Obligor shall promptly deliver the same to the Administrative Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents, with signature property guaranteed.

            (c) Each Obligor hereby delivers to the Administrative Agent all of the promissory notes, instruments and agreements evidencing the Pledged Obligations held by such Obligor in suitable form for transfer by endorsement and delivery or accompanied by duly executed instruments of transfer or assignment in blank. If any Obligor shall become entitled to receive or shall receive any promissory notes, instruments or agreements constituting Collateral after the Closing Date (including, without limitation, any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Obligor) in respect of the Pledged Obligations, such Obligor agrees: (i) to accept the same as the agent of





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the Administrative Agent, (ii) to hold the same in trust on behalf of and for the benefit of the Administrative Agent, and (iii) to deliver any and all promissory notes, instruments or agreements evidencing the same to the Administrative Agent within ten (10) days following the receipt thereof by such Obligor, in the exact form received, with the endorsement in blank of such Obligor when necessary and with an appropriate undated instrument of transfer or assignment duly executed in blank (with signatures properly guaranteed), to be held by the Administrative Agent subject to the terms of this Agreement, as additional Collateral.

            ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND
                         COVENANTS CONCERNING SECURITY

      Section 3.01. Title; Liens. Each of the Obligors represents, warrants and covenants that Schedule A hereto completely and accurately lists all of the Pledged Stock, the Pledged Membership Interests, the Pledged Partnership Interests and the Pledged Obligations held by such Obligor and the Collateral in which such Obligor holds an interest is owned solely by such Obligor and no other Person has any right, title, interest, claim or Lien thereon, or thereto.

      Section 3.02. Sale of Collateral; Liens. Except as permitted in the Credit Agreement, each Obligor

            (a) will not sell, assign or otherwise transfer any of the Collateral,

            (b) will keep all Collateral in existence on the date, and all Collateral acquired after the date, of execution of this Agreement, free from all Liens, and

            (c) will pay and discharge, when due, all taxes, levies and governmental charges upon any Collateral, and shall defend all Collateral against all claims of any Person other than the Administrative Agent.

      Section 3.03. After-Acquired Securities Subject to this Agreement. (a) If, before the Secured Obligations shall have been satisfied in full and all of the Commitments terminated, any Obligor shall obtain rights to any new capital stock, limited liability company interests, membership interests, partnership interests or other equity rights of any Person, the same shall automatically be deemed subject to this Agreement and included within "Collateral," and such Obligor shall give to the Administrative Agent prompt notice thereof in writing.

            (b) If, before the Secured Obligations shall have been satisfied in full and all of the Commitments terminated, any Obligor shall obtain rights to any new promissory notes, instruments or agreements constituting Collateral, the same shall





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automatically be deemed subject to this Agreement and included within
"Collateral," and such Obligor shall give to the Administrative Agent prompt notice thereof in writing.

            (c) Each Obligor grants to the Administrative Agent a power-of-attorney, irrevocable so long as any Secured Obligations or Commitments remain outstanding, to modify this Agreement from time to time by amending Schedule A (without requirement of any consent or further action on the part of such Obligor) to include any future obligations, capital stock, limited liability company interests, membership interests, partnership interests or other equity rights that are Collateral under the definition of such term in Section 1.01 or under Sections 3.03(a) and 3.03(b).

      Section 3.04. Voting Rights Concerning Collateral; Proxy. (a) During the term of this Agreement, and so long as no Event of Default shall have occurred and be continuing, each Obligor shall have the right to vote the Collateral on all corporate, limited liability company or partnership questions for all purposes not inconsistent with the terms of the Facility Documents.

            (b) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, upon written notice to the appropriate Obligor, shall be permitted to exercise all voting powers pertaining to the Collateral, and such Obligor, upon the request of the Administrative Agent, shall secure (if not already secured by the Administrative Agent) executed resignations of the officers, directors or representatives of the Members Committee of or the officers or directors of the general partner of each issuer whose Securities constitute Collateral in order that the Administrative Agent may elect or appoint the officers, directors or representatives of the Members Committee of or the officers or directors of the general partner of such issuer. After the occurrence and during the continuance of any such Event of Default, this Section 3.03(b) shall constitute and grant an irrevocable proxy which shall become effective and shall entitle the Administrative Agent, at its election, to vote the Collateral upon any and all corporate, limited liability company or partnership matter; provided that the foregoing proxy shall be construed so that, and shall be limited to the extent necessary so that, the Administrative Agent shall not be or become liable as a general partner.

      Section 3.05. Payments. (a) So long as no Event of Default has occurred, and to the extent not prohibited by the Facility Documents, each Obligor shall be entitled to receive and retain principal and interest payments, if any, paid on the Pledged Obligations.





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            (b)   Upon the occurrence and during the continuance of an Event of
Default, (i) all rights of each Obligor to receive or demand, as the case may be, principal and interest payments which such Obligor is authorized to receive or demand pursuant to paragraph (a) of this Section 3.05 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive or demand, as the case may be, and retain such principal and interest payments (and all other payments in respect of the Pledged Obligations); in addition, all principal and interest payments (and all other payments in respect of the Pledged
Obligations) which are received by any Obligor contrary to the provisions of this Section 3.05(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement) and
(ii) all rights of each Obligor to exercise any rights and powers (includ- ing the right to receive and retain payments on the Pledged Obligations) which it would otherwise be entitled to exercise pursuant to this Section 3.05 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise all such rights and powers until such Event of Default shall have been cured or waived in accordance with the Credit Agreement, at which time all such rights shall thereupon become revested in such Obligor. Any and all money and other property paid over to or received by the Administrative Agent as Collateral and retained by the Administrative Agent pursuant to the provisions of this Section
3.05 shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of the Credit Agreement.

            (c) Upon the occurrence and during the continuance of an Event of Default, each Obligor further agrees that so long as the Pledged Obligations continue to be Collateral under this Agreement, such Obligor will not permit any of the notes, instruments or other agreements evidencing the Pledged Obligations to be amended, modified or changed in any way, nor will such Obligor accept any waiver, indulgence, modification or other departure by any obligor under such Pledged Obligations from any provision of the Pledged Obligations, without first obtaining written consent of the Administrative Agent.

      Section 3.06. Chief Executive Office. The office where each Obligor keeps its records concerning the Collateral in which such Obligor holds an interest and each Obligor's principal place of business and chief executive office is located at the location set forth in SCHEDULE B. So long as such Obligor provides the Administrative Agent with written notice within thirty
(30) days of any such relocation, each Obligor may relocate its chief executive office respectively.





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      Section 3.07.  No Restrictions.  Each Obligor represents and warrants that each of the shares of the Pledged Stock is fully paid and non-assessable, that there are no restrictions upon the transfer (other than pursuant to state and federal securities laws) of, or the right to vote in respect of, any of the Collateral and that such Obligor has the right to vote, pledge and grant a security interest in or otherwise transfer such Collateral free of any Lien.

      Section 3.08. Subsequent Changes Affecting Collateral. Each Obligor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Stock, the Pledged Partnership Interests or the Pledged Membership Interests), and each Obligor agrees that the Administrative Agent shall have no responsibility or liability for informing such Obligor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Administrative Agent may, upon the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Collateral or any part thereof, into its or its nominee's name, or endorse any of the Pledged Obligations for negotiation, without any indication that such Collateral is subject to the security interest hereunder.

      Section 3.09. Adjustments with Respect to Collateral. In the event that, during the term of this Agreement, any stock dividend, reclassification, adjustment or other change is declared or made in the capital structure of any issuer whose Securities constitute Collateral, or any option included with the Collateral is exercised, or both, all new, substituted and additional shares, membership interests, limited liability company interests, partnership interests or other Securities, issued by reason of any such change or exercise shall be delivered to and held by the Administrative Agent under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder; provided, however, that nothing contained in this Section 3.09 shall be deemed to permit the issuance of any warrants or other rights or options by any issuer whose Securities constitute Collateral that is not expressly permitted by the Facility Documents.


      Section 3.10. Equity Rights with Respect to Collateral. In the event that during the term of this Agreement any equity rights shall be issued or exercised in connection with the Collateral, such warrants, rights and options and all new stock, membership interests, limited liability company interests, partnership interests or other Securities acquired by any Obligor in connection therewith shall be immediately assigned and delivered to the Administrative Agent to be held under the terms of this





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Agreement in the same manner as the Collateral originally pledged hereunder;
provided, however, that nothing contained in this Section 3.10 shall be deemed to permit the issuance of any equity rights by any issuer whose Securities constitute Collateral that is not expressly permitted in the Facility Documents.

      Section 3.11. Certain Additional Rights. In connection with any sale of Collateral by the Administrative Agent in accordance with Article 4, the Administrative Agent shall have the right to execute any document or form, in its name or the name of the appropriate Obligor, that may be necessary or desirable in connection with such sale.

      Section 3.12. Reimbursement. The Obligors shall pay any and all reasonable costs, including, without limitation, attorneys' fees, legal expenses and court costs, that the Administrative Agent may incur in enforcing, defending or protecting its Lien on, or rights and interests in, the Collateral, or any of its rights and remedies under this or any other agreement between the parties hereto or in respect to any of the transaction to be had thereunder or hereunder and, until paid by the Obligors, such sums shall be considered as additional obligations owing by the Obligors hereunder and, as such shall be secured by all of the Collateral. Subject to the terms of the Credit Agreement and except to the extent specifically limited by applicable law, the Administrative Agent shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, all of which shall be at the sole risk of the Obligors.

      Section 3.13. Further Assurances. So long as any of the Secured Obligations, any Letter of Credit or any Commitment shall be outstanding, the Obligors, at their expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, conveyances, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be requested by the Administrative Agent) to subject to the Lien of this Agreement, and to preserve, continue and protect the Lien of this Agreement on, the Collateral, including, without limitation, any Collateral acquired after the date of this Agreement, or as the Administrative Agent may reasonably require for the better granting, bargaining, selling, demising, releasing, confirming, conveying, warranting, assigning, transferring, pledging, delivering and setting over to the Administrative Agent, and for perfecting the Administrative Agent's rights in, every part of the Collateral, or as may be required in order to transfer to, or perfect the rights of any new agent or agents in, the Collateral.





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            ARTICLE 4.  DEFAULTS -- REMEDIES

      Section 4.01. Nature of Events. An "Event of Default" shall exist if any Event of Default under, and as defined in, the Credit Agreement occurs and is continuing.

      Section 4.02. Default Remedies. (a) If an Event of Default exists, the Administrative Agent may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies conferred in this Agreement and in each of the other Facility Documents, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Administrative Agent.

            (b) If an Event of Default exists, the Administrative Agent shall have the right, at any time or from time to time, to sell any or all of the Collateral.

            (c) Each Obligor and the Administrative Agent agree that ten (10) days' notice to such Obligor of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Administrative Agent shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Obligors. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Administrative Agent shall have the right to bid at any such sale on behalf of any one or more Lenders (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied in the manner set forth in the Credit Agreement.

            (d) If an Event of Default exists, the Administrative Agent may also, with or without proceeding with sale or foreclosure or demanding payment of the Secured Obligations, without notice, appropriate and apply to the payment of the Secured Obligations and the other obligations secured under this Agreement any and all Collateral in its possession and any and all balances, credits, deposit accounts, reserves or other moneys due or owing to any Obligor held by the Administrative Agent under this Agreement or otherwise.





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            (e)   Anything in this Agreement contained to the contrary
notwithstanding, and in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral that consists of Securities may be effected after an Event of Default, each Obligor agrees that upon the occurrence and continuance of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Administrative Agent to assure compliance with applicable securities laws. In so doing, the Administrative Agent may solicit offers to buy such Collateral, or any part of it, for cash, from a limited number of investors deemed by the Administrative Agent, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Collateral, and if the Administrative Agent solicits such offers from not less than three (3) such investors, then the acceptance by the Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition (as defined in the Code) of such Collateral unless applicable law provides otherwise.

            (f) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of each Obligor contained in this Agreement or any other Facility Document, or in any document referred to in this Agreement or any other Facility Document or contained in any agreement supplementary to this Agreement or any other Facility Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of such Obligor contained in this Agreement or any other Facility Document.

            (g) The Obligors will pay to the Administrative Agent all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

      Section 4.03. Other Enforcement Rights. The Administrative Agent may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the





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enforcement of any other proper, legal or equitable remedy available under applicable law.

      Section 4.04. Effect of Sale, etc. (a) Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest each Obligor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under such Obligor. At any such sale any Lender may bid for and purchase the Property sold and may make payment therefor as set forth in clause (b) of this Section 4.04, and any such Lender so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability.

            (b) The receipt by the Administrative Agent, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to the Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

      Section 4.05. Delay or Omission; No Waiver. No course of dealing on the part of the Administrative Agent or any Lender nor any delay or failure on the part of the Administrative Agent or any Lender to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Administrative Agent's or such Lender's rights, powers and remedies. No waiver by the Administrative Agent or any Lender of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Every right and remedy given by this Agreement, by any other Facility Document or by law to the Administrative Agent may be exercised from time to time as often as may be deemed expedient by the Administrative Agent.

      Section 4.06. Restoration of Rights and Remedies. If the Administrative Agent shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any other Facility Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Administrative Agent, then and in every such case the Administrative Agent and the Obligors and the Lenders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Facility Documents, and thereafter all rights and remedies of the Administrative Agent shall continue as though no such proceeding had been instituted.

      Section 4.07. Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Credit Agreement. If there is a deficiency, each Obligor shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Administrative Agent.

      Section 4.08. Cumulative Remedies. No remedy under this Agreement or under any other Facility Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement or under any other Facility Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall the Administrative Agent or any Lender be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

      Section 4.09. Waivers by the Obligors. (a) Each Obligor hereby waives notice of acceptance of this Agreement and of extensions of credit, loans, advances or other financial assistance under the Facility Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by such Obligor and delivered to the Administrative Agent or any Lender. Each Obligor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which such Obligor might otherwise be entitled, except as otherwise expressly provided in this Agreement or in the other Facility Documents.

            (b) Each Obligor (to the extent that it may lawfully do so) covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Facility Document; and each Obligor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Administrative Agent, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.


      Section 4.10.  Consent.  Except as may be otherwise provided in section
6.01 of in the other Facility Documents, each Obligor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from such Obligor, any security at any time held by or available to the Administrative Agent for any of the Secured Obligations, or any other security at any time held by or available to the Administrative Agent for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as the Administrative Agent or any holder thereof may see fit, and each Obligor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

            ARTICLE 5.  DEFEASANCE

      Section 5.01. Satisfaction and Discharge. If the Obligors shall pay and discharge the entire indebtedness on all Secured Obligations outstanding by well and truly paying or causing to be paid the principal of, and interest on, all Secured Obligations outstanding, as and when the same become due and payable; and if the Obligors shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Secured Obligations and all sums payable under any one or more of the other Facility Documents, and fully and faithfully discharges or causes to be discharged every other obligation herein or in any other Facility Document contained or otherwise secured by any of the Facility Documents; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Administrative Agent in the Collateral created hereby shall cease and terminate, and thereupon the Administrative Agent, upon written request of any Obligor, shall forthwith execute and deliver, without recourse, assignments and other instruments acknowledging satisfaction and discharging all of the right, title and interest of the Administrative Agent in the Collateral created hereby (subject to any disposition thereof that may have been made by the Administrative Agent pursuant to any of the Facility Documents).

      Section 5.02. Disposal of Assets; Release of Lien. So long as no Default or Event of Default shall exist or be created as a result thereof, if any Obligor shall sell, lease, transfer or otherwise dispose of its Property in accordance with the provisions of the Credit Agreement, then the Administrative Agent, upon payment to it of all amounts then owed to it as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests in such Property so disposed of from the Lien of the Administrative Agent created under this Agreement. So long as no violation of Section 3.05 has occurred, upon the payment in full of any of the Pledged Obligations, the Administrative Agent, upon payment to it of all amounts then owed to it as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests in such Property serving as collateral security for such Pledged Obligations, as well as any promissory notes evidencing such Pledged Obligations, from the Lien of the Administrative Agent created under this Agreement.

            ARTICLE 6.  MISCELLANEOUS

      Section 6.01. Amendments and Waivers .01. Amendments and Waivers". Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Obligors, the Administrative Agent and the Required Lenders, or by the Obligors and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the
Lenders: (a) permit the creation of any Lien with respect to any of the Collateral that is prior or equal to the Lien of the Administrative Agent; (b) effect the deprivation of any Lender of the benefit of any Lien upon all or any part of the Collateral in excess of $500,000; (c) create any priority with respect to any portion of the Secured Obligations over any other portion with respect to the Lien upon all or any part of the Collateral; or (d) amend, waive or modify the definition of Secured Obligations.

      Section 6.02. Survival .02. Survival". The obligations of the Obligors under Section 3.12 or Section 4.02(h) shall survive the repayment of the Loans and the termination of the Commitments.

      Section 6.03. Successors and Assigns .03. Successors and Assigns". This Agreement shall be binding upon, and shall inure to the benefit of, the Obligors, the Lenders and their respective successors and assigns.

      Section 6.04. Notices .04. Notices". Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given in writing to the Administrative Agent, to the Lenders and to the Obligors by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of the Credit Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent shall be effective upon receipt.

      SECTION 6.05.  JURISDICTION; IMMUNITIES .05.  JURISDICTION; IMMUNITIES".
(A) EACH OF THE OBLIGORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE OBLIGORS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE OBLIGORS IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH OBLIGOR AT ITS ADDRESS SPECIFIED IN SECTION 6.04. EACH OF THE OBLIGORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY

OTHER MANNER PROVIDED BY LAW. EACH OF THE OBLIGORS FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. EACH OF THE OBLIGORS FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. EACH OF THE OBLIGORS WAIVES ANY RIGHT THEY MAY HAVE TO JURY TRIAL.

            (b) Nothing in this Section 6.05 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Obligor or its property in the courts of any other jurisdictions.

            (c) To the extent that any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor hereby irrevocably waives such immunity in respect of its obliga- tions under this Agreement.

      Section 6.06. Headings .06. Headings". The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

      Section 6.07. Severability .07. Severability". The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      Section 6.08. Counterparts .08. Counterparts". This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

      SECTION 6.09. GOVERNING LAW .09. GOVERNING LAW". THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      Section 6.10. Subject to the Credit Agreement. Any and all rights granted to the Administrative Agent under this Agreement are to be held and exercised by the Administrative Agent for the benefit of the Lenders, pursuant to the provisions of the Credit Agreement. To the extent set forth in the Facility Documents, each of the Lenders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights granted to the Administrative Agent under this Agreement, are created and granted subject to the terms of the Credit Agreement.

      Section 6.11. Power of Attorney. Each Obligor hereby makes, constitutes and appoints the Administrative Agent the true and lawful agent and attorney in fact of such Obligor, with full power of substitution

            (a) if an Event of Default exists, and to the fullest extent permitted by applicable law, to transfer any of the Pledged Stock, Pledged Membership Interests or Pledged Partnership Interests on the books of the issuer thereof to the name of the Administrative Agent or its nominee, and to indorse for negotiation its name;

            (b) if an Event of Default exists and is continuing, and to the fullest extent permitted by applicable law, to receive, open and dispose of all mail addressed to such Obligor relating to the Collateral and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments included in the Collateral, with full power to endorse the name of such Obligor upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral and to effect the deposit and collection thereof, and the further right and power to endorse the name of such Obligor on any document relating to the Collateral;

            (c) if an Event of Default exists and is continuing, to sign the name of such Obligor to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

            (d) after a request by the Administrative Agent to take any action to carry out the provisions of this Agreement, including, without limitation, the grant of the security interest granted to the Administrative Agent with respect to the Collateral and the Administrative Agent's rights created under this Agreement after a request by the Administrative Agent to take any action, and the failure or refusal of such Obligor to comply with such request within five (5) days, to do any and all things necessary to take such action in the name and on behalf of such Obligor.

      Each Obligor agrees, in the absence of willful wrongdoing or gross negligence, that neither the Administrative Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6.11. The power of attorney granted under this Section 6.11 is coupled with an interest and shall be irrevocable so long as any Secured Obligation or Commitment remains outstanding.

      Section 6.12. Term of Agreement. This Agreement shall be and remain in full force and effect so long as any Secured Obligation shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitments.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          OBLIGORS:

                                          LCC, L.L.C.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          LCC DESIGN SERVICES, L.L.C.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                          LCC DEVELOPMENT COMPANY, L.L.C.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                          ADMINISTRATIVE AGENT:

                                          THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION)


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title: